DELAWARE GROUP EQUITY FUNDS V

Delaware Small Cap Value Fund
(the "Fund")

Supplement to the Fund's
Class A * Class B * Class C * Class R
Prospectus dated March 30, 2005

The Fund intends to close to new investors after the earlier of March 27, 2006 or three (3) business days after the Fund reaches $810 million in assets. Existing shareholders of the Fund and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. Eligible investors include:

  Shareholders of the Fund as of the closing date;
  Qualified retirement plans (such as 401(k) plans, 403(b) plans or 457 plans). IRA transfers and rollovers from these plans may also be used to open new accounts; and
  Certain mutual funds or other investment products (including, but not limited to, 529 plans) for which the Fund's manager or an affiliate serves as investment adviser.

Please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account.

The 12b-1 fees for Class A and Class R shares of the Fund will be capped at 0.25% and 0.50%, respectively, for the duration of the closure.

The Fund reserves the right to modify this policy at any time.

The following chart replaces the information for annual fund operating expenses of Class A and Class R shares in the Profile section of the Fund's Prospectus titled "What are the Fund's fees and expenses?" on page 4:

Annual fund operating expenses are deducted from the Fund's assets.	CLASS	A	R
	Management fees	0.75%	0.75%
	Distribution and service (12b-1) fees	0.30%	0.60%
	Other expenses[5]	0.39%	0.39%
	Total operating expenses	1.44%	1.74%
	Fee waivers and payments[6]	(0.05%)	(0.10%)
	Net expenses	1.39%	1.64%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[7] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS[8]	A	R
1 year	$708	$167
3 years	$1,000	$538
5 years	$1,312	$934
10 years	$2,196	$2,043

  Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
  Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to waive the Class A shares 12b-1 fee to 0.25% and the Class R shares 12b-1 fee to 0.50% until the Fund reopens to new investors.
  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with distribution waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.
  The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

The following paragraph is added after the first paragraph at the top of page 15 under "How to buy shares:"

Delaware Small Cap Value Fund is presently closed to new investors. Existing shareholders of the Fund, new and existing retirement plans and certain mutual funds or other investment products (including, but not limited to, 529 plans) for which the Fund's manager or an affiliate serves as investment adviser may continue to purchase shares.

This supplement is dated February 24, 2006.